ORCHID ISLAND CAPITAL ANNOUNCES

DECEMBER 2023 MONTHLY DIVIDEND AND

NOVEMBER 30, 2023 RMBS PORTFOLIO CHARACTERISTICS

●	December 2023 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of November 30, 2023
●	Next Dividend Announcement Expected January 10, 2023

Vero Beach, Fla., December 12, 2023 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of December 2023. The dividend of $0.12 per share will be paid January 29, 2024 to holders of record of the Company’s common stock on December 29, 2023, with an ex-dividend date of December 28, 2023. The Company plans on announcing its next common stock dividend on January 10, 2023.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of December 12, 2023, November 30, 2023 and September 30, 2023, the Company had 51,826,306 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of November 30, 2023 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Sep-23 -
									Nov-23	Nov-23
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Nov)	in Nov)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	1,406,249	1,203,702	31.79%	85.60	3.00%	3.46%	32	323	4.9%	5.3%	38,823	(39,097)
30yr 3.5	195,791	175,349	4.63%	89.56	3.50%	4.03%	45	305	6.9%	7.6%	5,077	(5,121)
30yr 4.0	563,852	514,047	13.58%	91.17	4.00%	4.78%	22	335	1.9%	3.6%	13,964	(14,805)
30yr 4.5	342,843	322,187	8.51%	93.98	4.50%	5.45%	17	341	3.8%	6.4%	7,113	(7,775)
30yr 5.0	554,623	534,920	14.13%	96.45	5.00%	5.93%	15	343	2.9%	4.4%	11,222	(12,489)
30yr 5.5	272,801	270,165	7.14%	99.03	5.50%	6.43%	8	351	4.6%	4.7%	4,970	(5,727)
30yr 6.0	324,715	326,518	8.62%	100.56	6.00%	7.00%	8	347	10.1%	10.9%	4,559	(5,480)
30yr 6.5	337,358	343,696	9.08%	101.88	6.50%	7.39%	4	353	5.4%	10.8%	3,584	(4,571)
30yr 7.0	75,411	77,635	2.05%	102.95	7.00%	7.94%	2	358	10.0%	n/a	667	(852)
Total Pass Through RMBS	4,073,643	3,768,219	99.52%	92.50	4.33%	5.06%	21	335	4.8%	6.0%	89,979	(95,917)
Structured RMBS
IO 20yr 4.0	8,934	942	0.02%	10.54	4.00%	4.57%	143	90	9.5%	8.8%	5	(4)
IO 30yr 3.0	2,973	360	0.01%	12.10	3.00%	3.64%	106	243	0.9%	0.8%	-	(1)
IO 30yr 4.0	82,108	15,515	0.41%	18.90	4.00%	4.60%	111	240	5.2%	5.7%	(216)	151
IO 30yr 4.5	3,511	666	0.02%	18.97	4.50%	4.99%	161	186	3.3%	6.9%	(2)	-
IO 30yr 5.0	1,903	385	0.01%	20.26	5.00%	5.36%	161	187	1.0%	8.4%	(4)	2
IO Total	99,429	17,868	0.47%	17.97	4.01%	4.60%	117	224	5.3%	5.9%	(217)	148
IIO 30yr 4.0	27,472	289	0.01%	1.05	0.00%	4.40%	74	275	11.2%	9.8%	88	(73)
Total Structured RMBS	126,901	18,157	0.48%	14.31	3.14%	4.55%	107	235	6.6%	6.8%	(129)	75

Total Mortgage Assets	$4,200,544	$3,786,376	100.00%		4.30%	5.05%	24	332	4.8%	6.1%	$89,850	$(95,842)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
5-Year Treasury Future(2)	$(471,500)	Mar-24	$(9,696)	$9,475
10-Year Treasury Future(3)	(470,000)	Mar-24	(14,740)	14,083
Swaps	(2,326,500)	Nov-29	(58,280)	56,177
TBA	(620,700)	Jan-24	(17,657)	18,176
Swaptions	(800,000)	Nov-24	(533)	1,022
Hedge Total	$(4,688,700)		$(100,906)	$98,933
Rate Shock Grand Total			$(11,056)	$3,091

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $106.85 at November 30, 2023. The market value of the short position was $503.8 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $109.80 at November 30, 2023. The market value of the short position was $516.1 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of November 30, 2023
Fannie Mae	$2,639,012	69.7%
Freddie Mac	1,147,364	30.3%
Total Mortgage Assets	$3,786,376	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of November 30, 2023
Non-Whole Pool Assets	$140,129	3.7%
Whole Pool Assets	3,646,247	96.3%
Total Mortgage Assets	$3,786,376	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of November 30, 2023	Borrowings	Debt	Rate	in Days	Maturity
Cantor Fitzgerald & Co	$298,439	8.3%	5.47%	14	12/15/2023
RBC Capital Markets, LLC	291,389	8.1%	5.48%	14	12/15/2023
Citigroup Global Markets Inc	289,160	8.0%	5.47%	26	12/26/2023
ASL Capital Markets Inc.	285,076	7.9%	5.46%	19	12/29/2023
Mitsubishi UFJ Securities (USA), Inc	276,607	7.7%	5.52%	22	12/29/2023
J.P. Morgan Securities LLC	256,809	7.1%	5.48%	18	12/18/2023
Wells Fargo Bank, N.A.	216,952	6.0%	5.48%	27	12/27/2023
Mirae Asset Securities (USA) Inc.	194,537	5.4%	5.48%	15	12/22/2023
Merrill Lynch, Pierce, Fenner & Smith	187,386	5.2%	5.48%	14	12/26/2023
Daiwa Securities America Inc.	173,199	4.8%	5.47%	18	12/18/2023
Bank of Montreal	166,801	4.6%	5.47%	13	12/13/2023
StoneX Financial Inc.	165,081	4.6%	5.53%	14	12/15/2023
Goldman, Sachs & Co	158,445	4.4%	5.48%	17	12/27/2023
Banco Santander SA	148,771	4.1%	5.48%	20	12/22/2023
ABN AMRO Bank N.V.	127,077	3.5%	5.47%	14	12/14/2023
ING Financial Markets LLC	126,856	3.5%	5.48%	14	12/14/2023
Marex Capital Markets Inc.	111,043	3.1%	5.47%	8	12/13/2023
South Street Securities, LLC	78,402	2.2%	5.47%	29	12/29/2023
DV Securities, LLC Repo	40,010	1.1%	5.48%	22	12/29/2023
Lucid Cash Fund USG LLC	9,845	0.3%	5.47%	14	12/14/2023
Lucid Prime Fund, LLC	8,019	0.2%	5.47%	14	12/14/2023
Total Borrowings	$3,609,904	100.0%	5.48%	18	12/29/2023

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400